UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001- 36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 5, 2015, Endurance International Group Holdings, Inc. (the “Company”) issued a press release announcing certain financial results and other information for the quarter ended March 31, 2015. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information reported under Item 2.02 in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the 2015 Annual Meeting of Stockholders of the Company held on April 30, 2015, the Company’s stockholders voted on the following proposals:

1.	The nominees listed below were elected as Class II directors to the Company’s board of directors, each for a three year term ending at the Company’s 2018 annual meeting of stockholders.

Nominees	For	Withheld	Broker Non-Votes
Dale Crandall	107,468,257	1,085,998	3,883,007
Tomas Gorny	102,676,551	5,877,704	3,883,007
Justin L. Sadrian	103,106,947	5,447,308	3,883,007

2.	The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified.

For	Against	Abstain
111,233,316	1,187,480	16,466

Item 9.01. Financial Statements and Exhibits

(d) The following exhibit relating to Item 2.02 shall be deemed to be furnished and not filed:

99.1	Press release issued by Endurance International Group Holdings, Inc. on May 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: May 5, 2015	/s/ Tivanka Ellawala
(Signature)
	Name:	Tivanka Ellawala
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Endurance International Group Holdings, Inc. on May 5, 2015.

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